Goodwill	12 Months Ended
Dec. 31, 2022
Goodwill [Roll Forward]
Goodwill
Note 8. Goodwill
Goodwill represents the excess of the purchase price in a business combination over the fair value of net assets acquired. Goodwill amounts are not amortized, but are rather tested for impairment at least annually during the fourth quarter.
The changes in the carrying amounts of goodwill, which is generally not deductible for tax purposes, is as follows:

Balance at December 31, 2020	$120,671
Acquisitions	68,612
Impact of foreign currency fluctuations	(515)

Balance at December 31, 2021	188,768
Acquisition	5,794
Impact of foreign currency fluctuations	(200)

Balance at December 31, 2022	$194,362